                                                                    EXHIBIT 99.2

                                AMERUS GROUP CO.

                              Financial Supplement
                               Third Quarter 2002

                                AMERUS GROUP CO.

                                Analyst Coverage


      Name                        Company                    Phone           Facsimile               e-mail
      ----                        -------                    -----           ---------               ------
Lisa Fasano            Salomon Smith Barney              212-816-7370      212-816-6334     lisa.fasano@ssmb.com

Paul Goulekas          Dowling Partners                  860-676-8600      860-676-8617     paul@dowlingp.com

Jonathan Joseph        Fox-Pitt, Kelton, Inc.            860-520-1542      860-520-1229     jjoseph@foxpitt.com

Tanya Lewandowski      A.G. Edwards & Sons               314-955-2649      314-955-5810     lewandot@agedwards.com

Caitlin Long           Credit Suisse First Boston        212-325-2165      212-325-8197     caitlin.long@csfb.com

Steven Schwartz        Raymond James Financial, Inc.     312-612-7686      312-612-7781     sschwartz@ecm.rjf.com

Elizabeth Werner       Goldman Sachs                     212-902-3646      212-902-2147     elizabeth.werner@gs.com

                                AMERUS GROUP CO.

                              Financial Highlights
                   ($ in thousands, except for per share data)


                                                       FOR THE THREE MONTHS ENDED     FOR THE NINE MONTHS ENDED
                                                             SEPTEMBER 30,                  SEPTEMBER 30,
                                                       --------------------------     -------------------------
                                                             2002         2001           2002         2001
                                                       --------------------------     -------------------------
EARNINGS:
---------
  Net Income                                              $  26,490    $  21,510       $  55,667    $  53,373

    Adjustments for:

      Realized losses on open block investments               6,825        5,085          36,400       14,579

      Net amortization of DAC and VOBA
        due to open block gains or losses                    (1,709)      (3,101)         (6,875)      (5,924)

      Net effect of accounting differences
        from the adoption of SFAS 133                         3,284        4,754          17,407        7,295

      Demutualization costs                                     722          249           1,186          451

      Restructuring costs                                     1,590        4,189           6,644        4,189

      Other income from non-insurance operations               (949)        (428)         (1,945)      (1,374)

      Cumulative effect of change in accounting
        for derivatives                                        --           --              --          8,236
                                                          ----------------------       ----------------------
  Adjusted Net Operating Income                           $  36,253    $  32,258       $ 108,484    $  80,825
                                                          ======================       ======================

BASIC EARNINGS PER SHARE:
-------------------------
  Adjusted Net Operating Income per Share                 $    0.92    $    0.78       $    2.69    $    2.29

  Net Income from Continuing Operations per Share         $    0.67    $    0.52       $    1.38    $    1.74

  Net Income per Share                                    $    0.67    $    0.52       $    1.38    $    1.51

  Weighted Average Shares Outstanding                        39,497       41,536          40,327       35,334

DILUTED EARNINGS PER SHARE:
---------------------------
  Adjusted Net Operating Income per Share                 $    0.91    $    0.77       $    2.66    $    2.26

  Net Income from Continuing Operations per Share         $    0.66    $    0.51       $    1.36    $    1.72

  Net Income per Share                                    $    0.66    $    0.51       $    1.36    $    1.49

  Weighted Average Shares Outstanding                        39,835       42,061          40,812       35,826


CASH EARNINGS PER SHARE (1):
---------------------------
  Basic                                                   $    0.92    $    0.84       $    2.69    $    2.47

  Diluted                                                 $    0.91    $    0.83       $    2.66    $    2.43

CAPITALIZATION:                                             09/30/02       12/31/01
---------------                                            -------------------------
  Bank Borrowings                                           101,000         150,000
  Senior Notes                                              125,000         125,000
  OCEANs                                                    185,863               -
  Surplus Note                                               25,000          25,000
  Other Borrowings                                           13,998          15,574
                                                         --------------------------
    TOTAL DEBT                                           $  450,861      $  315,574

  Capital Securities - AmerUs Capital I                      48,095          68,900
  Capital Securities - AmerUs Capital II                        154             154
                                                         --------------------------
    TOTAL DEBT AND CAPITAL SECURITIES                    $  499,110      $  384,628

  Stockholders' Equity (excluding AOCI)                   1,180,790       1,225,848
                                                         --------------------------
    TOTAL CAPITALIZATION (EXCLUDING AOCI)                $1,679,900      $1,610,476
                                                         ==========================

Unrealized Gains / (Losses)                                  75,731          12,669
                                                         --------------------------
    TOTAL CAPITALIZATION (INCLUDING AOCI)                $1,755,631      $1,623,145
                                                         ==========================

BOOK VALUE PER SHARE (2):
-------------------------
  including AOCI                                             $32.21          $29.66
  excluding AOCI                                             $30.27          $29.36

DEBT-TO-CAPITAL RATIO (3):
-------------------------
  Standard & Poor's                                           15.77%          19.60%
  Moody's                                                     26.39%          23.88%


---------------

(1) Cash earnings represent adjusted operating earnings adjusted for goodwill amortization.

(2) Common shares outstanding at 09/30/2002 and 12/31/2001 were 39,005,729 and 41,759,450, respectively.

(3) Debt-to-Capital Ratio exludes AOCI. For Standard & Poor's, the OCEANs, AmerUs Capital I and AmerUs Capital II are treated as 100% equity. For Moody's, AmerUs Capital I and AmerUs Capital II are treated as 100% debt and the OCEANs are treated as 70% debt and 30% equity.

                                AMERUS GROUP CO.


                          Consolidated Income Statement

                                ($ in thousands)

                                                                   FOR THE THREE MONTHS ENDED         FOR THE NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                     SEPTEMBER 30,
                                                                      2002            2001              2002             2001
                                                                  ------------     ------------     ------------     ------------
REVENUES:
Insurance premiums                                                $     78,501     $     92,522     $    263,857     $    221,401
Universal life and annuity product charges                              42,207           47,407          124,392          106,520
Net investment income                                                  252,388          231,943          744,054          620,164
Realized/unrealized gains (losses) on investments                      (21,951)         (45,302)        (122,574)         (97,309)
Other income:
  Income from Independent Marketing Organizations                       13,583            6,883           36,221           19,790
  Other                                                                  7,051            4,658           17,347           15,328
                                                                  ------------     ------------     ------------     ------------
    TOTAL REVENUE                                                      371,779          338,111        1,063,297          885,894


BENEFITS AND EXPENSES:
Policyowner benefits - traditional life:
  Death benefits                                                        14,826            8,641           43,579           14,865
  Surrender and other benefits                                             538            1,285            1,728            1,870
  Increase in future policy benefits                                    60,716           70,586          195,236          167,957
                                                                  ------------     ------------     ------------     ------------
    Total policyowner benefits - traditional life                       76,080           80,512          240,543          184,692

Policyowner benefits - universal life and annuities:
  Interest credited to account balances                                105,782          103,067          328,655          284,148
  Change in option value of equity-indexed
     products and market value adjustments on
     total return strategy annuities                                    (5,242)         (29,559)         (41,110)         (62,068)
  Cash flow hedge amortization                                           1,961              -              2,659              -
  Benefit claims incurred in excess of account balances
     & other annuity benefits                                           47,522           41,825          129,288           98,920
                                                                  ------------     ------------     ------------     ------------
    Total policyowner benefits - universal life and annuities          150,023          115,333          419,492          321,000

Underwriting, acquisition and other expenses:
  Commissions                                                              970            2,287            5,128            5,727
  General insurance and other expenses                                  21,681           26,471           70,866           70,559
  Expenses from Independent Marketing Organizations                      9,028            4,920           24,984           14,447
  Taxes, licenses and fees                                               4,288            4,672           14,443           10,174
  Demutualization costs                                                    722              249            1,186              451
  Restructuring costs                                                    2,569            6,527           10,780            6,527
  Amortization - value of business acquired (VOBA)                      18,149           25,240           53,631           62,297
  Amortization - deferred policy acquisition costs (DAC)                21,756           13,351           59,723           37,073
  Amortization - goodwill                                                  -              2,450              -              6,348
  Amortization - DAC/VOBA realized gains / (losses)                     (4,616)          (7,321)          (9,902)         (12,858)
                                                                  ------------     ------------     ------------     ------------
    Total underwriting, acquisition and other expenses                  74,547           78,846          230,839          200,745

Interest expense:
  Interest on bank debt                                                    594              756            1,631            2,605
  Interest on Senior Notes                                               2,172            2,172            6,516            6,516
  Interest on Capital Securities (AmerUs Capital I)                      1,064            1,525            3,653            4,573
  Interest on Capital Securities (AmerUs Capital II)                         2              763                9            5,495
  Interest on OCEANs                                                     1,805              -              4,284              -
  Interest on Surplus Note                                                 541              541            1,624              800
  Interest on other borrowings                                             236              217            1,061              727
                                                                  ------------     ------------     ------------     ------------
    Total interest expense                                               6,414            5,974           18,778           20,716

Dividends to policyowners                                               24,377           26,191           72,000           68,416
                                                                  ------------     ------------     ------------     ------------

Income before income taxes                                              40,338           31,255           81,645           90,325

Income tax expense                                                     (13,848)          (9,745)         (25,978)         (28,716)
                                                                  ------------     ------------     ------------     ------------

Net income from continuing operations                                   26,490           21,510           55,667           61,609

Cumulative effect of change in accounting for
  derivatives, net of tax                                                  -                -                -             (8,236)
                                                                  ------------     ------------     ------------     ------------

Net income                                                        $     26,490     $     21,510     $     55,667     $     53,373
                                                                  ============     ============     ============     ============


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                                             39,497,355       41,536,389       40,327,236       35,334,160

  Diluted                                                           39,835,426       42,060,929       40,812,121       35,825,884

                                AMERUS GROUP CO.
                            Operating Segment Income
                                ($ in thousands)


 For The Three Months Ended September 30, 2002
 ---------------------------------------------
                                                        Protection   Accumulation                   Total
                                                         Products      Products      All Other   Consolidated
                                                        -----------  -------------   ---------   ------------
 Revenues:
      Insurance premiums                                  $ 77,595     $    674      $    232       $ 78,501
      Universal life and annuity product charges            31,662       10,545             -         42,207
      Net investment income                                 84,202      167,054         1,132        252,388
      Realized gains (losses) on closed block investments   (1,126)           -             -         (1,126)
      Other income                                           1,068       16,521           773         18,362
                                                        -----------------------------------------------------

                                                           193,401      194,794         2,137        390,332

 Benefits and expenses:
      Policyowner benefits                                 108,406      120,440           538        229,384
      Underwriting, acquisition, and other expenses         15,204       17,422         3,341         35,967
      Amortization of DAC and VOBA, net of
          open block loss adjustment of ($4,616)            15,287       24,618             -         39,905
      Dividends to policyowners                             24,377            -             -         24,377
                                                        -----------------------------------------------------

                                                           163,274      162,480         3,879        329,633

 Adjusted pre-tax operating income                        $ 30,127     $ 32,314      $ (1,742)        60,699
                                                        ======================================

      Realized gains (losses) on open block investments                                              (10,506)

      Unrealized gains (losses) on open block options and
          trading investments                                                                        (10,319)

      Change in option value of equity-indexed
         annuity products and market value
         adjustments on total return strategy annuities                                                5,242

     Cash flow hedge amortization                                                                     (1,961)

      Amortization of DAC and VOBA due to open
          block losses                                                                                 4,616

      Demutualization costs                                                                             (722)

      Restructuring costs                                                                             (2,569)

      Other income from non-insurance operations                                                       2,272
                                                                                                 ------------

 Income from continuing operations                                                                    46,752

 Interest (expense)                                                                                   (6,414)

 Income tax (expense)                                                                                (13,848)
                                                                                                 ------------

          Net income                                                                                $ 26,490
                                                                                                 ============


                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)


FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001
---------------------------------------------
                                                            Protection     Accumulation                           Total
                                                             Products        Products          All Other      Consolidated
                                                            --------------------------------------------------------------
Revenues:
      Insurance premiums                                     $ 89,237       $  3,022           $   263           $ 92,522
      Universal life and annuity product charges               37,672          9,735                 -             47,407
      Net investment income                                    79,822        148,944             3,177            231,943
      Realized gains (losses) on closed block investments       1,889              -                 -              1,889
      Other income                                              1,005          8,860             1,248             11,113
                                                             ------------------------------------------------------------
                                                              209,625        170,561             4,688            384,874

Benefits and expenses:
      Policyowner benefits                                    117,332        106,787             1,285            225,404
      Underwriting, acquisition, and other expenses            21,567         17,149             2,084             40,800
      Amortization of DAC and VOBA, net of
          open block loss adjustment of ($7,321)               17,289         21,302                 -             38,591
      Dividends to policyowners                                26,191              -                 -             26,191
                                                             ------------------------------------------------------------
                                                              182,379        145,238             3,369            330,986
                                                             ------------------------------------------------------------

Adjusted pre-tax operating income                            $ 27,246       $ 25,323           $ 1,319             53,888
                                                             =========================================

      Realized gains (losses) on open block investments                                                            (8,161)

      Unrealized gains (losses) on open block options and
          trading investments                                                                                     (39,030)

      Change in option value of equity-indexed
         annuity products and market value
         adjustments on total return strategy annuities                                                            29,559

      Amortization of DAC and VOBA due to open
          block losses                                                                                              7,321

      Demutualization costs                                                                                          (249)

      Restructuring costs                                                                                          (6,527)

      Other income from non-insurance operations                                                                      428
                                                                                                                 --------
Income from continuing operations                                                                                  37,229

Interest (expense)                                                                                                 (5,974)

Income tax (expense)                                                                                               (9,745)
                                                                                                                 --------
          Net income                                                                                             $ 21,510
                                                                                                                 ========

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)


FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                                   Protection    Accumulation                    Total
                                                                    Products       Products      All Other    Consolidated
                                                                   --------------------------------------------------------
Revenues:
      Insurance premiums                                            $ 255,938   $   6,854         $  1,065     $   263,857
      Universal life and annuity product charges                       93,108      31,284                -         124,392
      Net investment income                                           248,044     491,941            4,069         744,054
      Realized gains (losses) on closed block investments              (1,880)          -                -          (1,880)
      Other income                                                      3,013      44,962            2,325          50,300
                                                                    ------------------------------------------------------
                                                                      598,223     575,041            7,459       1,180,723

Benefits and expenses:
      Policyowner benefits                                            330,555     366,203            1,728         698,486
      Underwriting, acquisition, and other expenses                    56,148      48,810           10,463         115,421
      Amortization of DAC and VOBA, net of
         open block loss adjustment of ($9,902)                        44,126      69,228                -         113,354
      Dividends to policyowners                                        72,000           -                -          72,000
                                                                    ------------------------------------------------------
                                                                      502,829     484,241           12,191         999,261
                                                                    ------------------------------------------------------

Adjusted pre-tax operating income                                   $  95,394   $  90,800         $ (4,732)        181,462
                                                                    ======================================

      Realized gains (losses) on open block investments                                                            (56,139)

      Unrealized gains (losses) on open block options and
         trading investments                                                                                       (64,555)

      Change in option value of equity-indexed
        annuity products and market value
        adjustments on total return strategy annuities                                                              41,110

      Cash flow hedge amortization                                                                                  (2,659)

      Amortization of DAC and VOBA due to open
         block losses                                                                                                9,902

      Demutualization costs                                                                                         (1,186)

      Restructuring costs                                                                                          (10,780)

      Other income from non-insurance operations                                                                     3,268
                                                                                                               -----------
Income from continuing operations                                                                                  100,423

Interest (expense)                                                                                                 (18,778)

Income tax (expense)                                                                                               (25,978)
                                                                                                               -----------

         Net income                                                                                            $    55,667
                                                                                                               ===========

                                AMERUS GROUP CO.

                            Operating Segment Income

                                ($ in thousands)




FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
--------------------------------------------
                                                                          Protection   Accumulation                   Total
                                                                           Products       Products     All Other   Consolidated
                                                                          -----------------------------------------------------
Revenues:
     Insurance premiums                                                   $ 210,669      $  10,216     $     516     $ 221,401
     Universal life and annuity product charges                              80,627         25,893           -         106,520
     Net investment income                                                  198,147        414,816         7,201       620,164
     Realized gains (losses) on closed block investments                      2,202            -             -           2,202
     Other income                                                             1,005         26,996         5,743        33,744
                                                                          -----------------------------------------------------

                                                                            492,650        477,921        13,460       984,031

Benefits and expenses:
     Policyowner benefits                                                   264,869        301,021         1,870       567,760
     Underwriting, acquisition, and other expenses                           53,618         45,231         8,406       107,255
     Amortization of DAC and VOBA, net of
         open block loss adjustment of ($12,858)                             39,022         60,348           -          99,370
     Dividends to policyowners                                               68,416            -             -          68,416
                                                                          -----------------------------------------------------

                                                                            425,925        406,600        10,276       842,801
                                                                          -----------------------------------------------------

Adjusted pre-tax operating income                                         $  66,725      $  71,321     $   3,184       141,230
                                                                          =======================================

     Realized gains (losses) on open block investments                                                                 (22,825)

     Unrealized gains (losses) on open block options and
         trading investments                                                                                           (76,686)

     Change in option value of equity-indexed
        annuity products and market value
        adjustments on total return strategy annuities                                                                  62,068

     Amortization of DAC and VOBA due to open
         block losses                                                                                                   12,858

     Demutualization costs                                                                                                (451)

     Restructuring costs                                                                                                (6,527)

     Other income from non-insurance operations                                                                          1,374

                                                                                                                     ----------
Income from continuing operations                                                                                      111,041

Interest (expense)                                                                                                     (20,716)

Income tax (expense)                                                                                                   (28,716)

Cumulative effect of change in accounting for derivatives, net of tax                                                   (8,236)
                                                                                                                     ----------

         Net income                                                                                                  $  53,373
                                                                                                                     ==========

                                AMERUS GROUP CO.
                          CONSOLIDATED BALANCE SHEETS
                                ($ in thousands)

                                                                   September 30,      December 31,
                                                                       2002              2001
                                                                   -------------      ------------
                                                                   (unaudited)
 ASSETS
 Investments:
  Securities available-for-sale at fair value:
      Fixed maturity securities                                     $ 12,809,328       $11,037,425
      Equity securities                                                   61,052            11,362
      Short-term investments                                              23,714            14,881
  Securities held for trading purposes:
      Fixed maturity securities                                        1,857,324         2,175,106
      Equity securities                                                        -            12,013
      Short-term investments                                               8,139             4,212
 Mortgage loans                                                          920,035           944,532
 Real estate                                                               1,257             1,405
 Policy loans                                                            496,614           506,318
 Other investments                                                       246,094           345,179
                                                                   -------------      ------------
                  Total investments                                   16,423,557        15,052,433

 Cash and cash equivalents                                                98,771           179,376
 Accrued investment income                                               189,476           174,238
 Premiums, fees and other receivables                                     14,991             9,920
 Income taxes receivable                                                  14,728                 -
 Reinsurance receivables                                                 836,989           732,030
 Deferred policy acquisition costs                                       783,404           642,680
 Value of business acquired                                              503,237           583,829
 Goodwill                                                                223,545           195,484
 Property and equipment                                                   77,406            83,221
 Deferred income taxes                                                         -            12,140
 Other assets                                                            313,385           305,416
 Separate account assets                                                 233,614           328,385
                                                                   -------------      ------------
                  Total assets                                      $ 19,713,103       $18,299,152
                                                                   =============      ============

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)


                                                             SEPTEMBER 30,        DECEMBER 31,
LIABILITIES:                                                     2002                2001
                                                             -------------        ------------
Policyowner reserves and policyowner funds:
  Future life and annuity benefits                           $ 15,844,975         $ 15,102,001
  Policyowner funds                                             1,184,917              432,941
                                                             ------------         ------------
    Sub-total                                                  17,029,892           15,534,942

Accrued expenses and other liabilities                            273,394              512,500
Dividends payable to policyowners                                 303,654              221,224
Policy and contract claims                                         39,588               33,147
Income taxes payable                                                  -                 45,809
Deferred income taxes                                              77,330                  -
Debt:
  Bank debt                                                       101,000              150,000
  Senior notes                                                    125,000              125,000
  OCEANs                                                          185,863                  -
  Surplus note                                                     25,000               25,000
  AmerUs Capital I                                                 48,095               68,900
  AmerUs Capital II                                                   154                  154
  Other borrowings                                                 13,998               15,574
Separate Account liabilities                                      233,614              328,385
                                                             ------------         ------------

    TOTAL LIABILITIES                                          18,456,582           17,060,635


STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 20,000,000 shares                      -                    -
  authorized, none issued
Common Stock, no par value, 230,000,000 shares                     43,650               43,506
  authorized; 43,650,431shares issued and
  39,005,729 shares outstanding in 2002;
  43,505,998 shares issued and 41,759,450 shares
  outstanding in 2001
Additional paid-in capital                                      1,179,000            1,177,688
Accumulated other comprehensive income (loss)                      75,731               12,669
Unearned compensation                                                (476)                (727)
Unallocated ESOP shares                                            (2,746)                (224)
Retained earnings                                                 117,854               62,187
Treasury stock, at cost (4,644,702 shares in 2002 and            (156,492)             (56,582)
  1,746,548 shares in 2001)
                                                             ------------         ------------

  TOTAL STOCKHOLDERS' EQUITY                                    1,256,521            1,238,517
                                                             ------------         ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 19,713,103         $ 18,299,152
                                                             ============         ============

                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)

                               September 30, 2002

                                                                     WITH            FAS 115 AND 133         WITHOUT
     ASSETS:                                                   FAS 115 AND 133         ADJUSTMENT         FAS 115 AND 133
     -------                                                   ---------------       ---------------     ----------------
Investments:
  Securities available-for-sale at fair value:
    Fixed maturity securities                                      $ 12,809,328           $ (433,760)       $ 12,375,568
    Equity securities                                                    61,052                 (846)             60,206
    Short-term investments                                               23,714                  (73)             23,641
Securities held for trading purposes:
    Fixed maturity securities                                         1,857,324                    -           1,857,324
    Short-term investments                                                8,139                    -               8,139
Mortgage loans                                                          920,035                    -             920,035
Real estate                                                               1,257                    -               1,257
Policy loans                                                            496,614                    -             496,614
Other investments                                                       246,094                4,567             250,661
                                                                   ------------           ----------        ------------
    Total invested assets                                            16,423,557             (430,112)         15,993,445

Cash and cash equivalents                                                98,771                    -              98,771
Accrued investment income                                               189,476                    -             189,476
Premiums, fees and other receivables                                     14,991                    -              14,991
Income taxes receivable                                                  14,728                    -              14,728
Reinsurance receivables                                                 836,989                    -             836,989
Deferred policy acquisition costs                                       783,404              124,252             907,656
Value of business acquired                                              503,237               81,344             584,581
Goodwill                                                                223,545                    -             223,545
Property and equipment                                                   77,406                    -              77,406
Deferred income taxes                                                         -                  418                 418
Other assets                                                            313,385                    -             313,385
Separate Account assets                                                 233,614                    -             233,614
                                                                   ------------           ----------        ------------
TOTAL ASSETS                                                       $ 19,713,103           $ (224,098)       $ 19,489,005
                                                                   ============           ==========        ============


                                AMERUS GROUP CO.

                           Consolidated Balance Sheet

                                ($ in thousands)

                               September 30, 2002

                                                                   WITH           FAS 115 AND 133            WITHOUT
                                                              FAS 115 and 133       Adjustment           FAS 115 and 133
                                                              ---------------     ---------------        ---------------
LIABILITIES:
Policyowner reserves and policyowner funds:
  Future life and annuity benefits                            $ 15,844,975           $        -             $ 15,844,975
  Policyowner funds                                              1,184,917                1,211                1,186,128
                                                              ------------           ----------             ------------
    Sub-total                                                   17,029,892                1,211               17,031,103

 Accrued expenses and other liabilities                            273,394               (3,589)                 269,805
 Dividends payable to policyowners                                 303,654              (68,659)                 234,995
 Policy and contract claims                                         39,588                    -                   39,588
 Income taxes payable                                                    -                    -                        -
 Deferred income taxes                                              77,330              (77,330)                       -
 Debt:
   Bank debt                                                       101,000                    -                  101,000
   Senior notes                                                    125,000                    -                  125,000
   OCEANs                                                          185,863                    -                  185,863
   Surplus note                                                     25,000                    -                   25,000
   AmerUs Capital I                                                 48,095                                        48,095
   AmerUs Capital II                                                   154                                           154
   Other borrowings                                                 13,998                    -                   13,998
 Separate Account liabilities                                      233,614                    -                  233,614
                                                              ------------           ----------             ------------
     TOTAL LIABILITIES                                          18,456,582             (148,367)              18,308,215

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 20,000,000 shares
  authorized, none issued                                                -                    -                        -
Common Stock, no par value, 230,000,000 shares
   authorized; 43,650,431 shares issued and
   39,005,729 shares outstanding in 2002;
   43,505,998 shares issued and 41,759,450 shares
   outstanding in 2001                                              43,650                    -                   43,650
Additional paid-in capital                                       1,179,000                    -                1,179,000
Accumulated other comprehensive income (loss)                       75,731              (75,731)                       -
Unearned compensation                                                 (476)                   -                     (476)
Unallocated ESOP shares                                             (2,746)                   -                   (2,746)
Retained earnings                                                  117,854                    -                  117,854
Treasury stock, at cost (4,644,702 shares in 2002 and
  1,746,548 shares in 2001)                                       (156,492)                   -                 (156,492)
                                                              ------------           ----------             ------------
     TOTAL STOCKHOLDERS' EQUITY                                  1,256,521              (75,731)               1,180,790
                                                              ------------           ----------             ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 19,713,103           $ (224,098)            $ 19,489,005
                                                              ============           ==========             ============

                                AMERUS GROUP CO.

                                   Product Mix

                                ($ in thousands)

                     For the Nine Months Ended September 30,


PROTECTION PRODUCTS REPETITIVE PREMIUMS (1):         2002            2001          % CHANGE
--------------------------------------------      -----------     -----------      --------
Whole Life                                        $     3,728     $     4,773       (21.9%)

Interest-Sensitive Whole Life                          24,913           5,543       349.4%

Term Life                                              12,761           6,403        99.3%

Universal Life                                         24,639          13,220        86.4%

Equity-Indexed Life                                    30,037          16,626        80.7%
                                                  -----------     -----------       -----

  Sub-total                                            96,078          46,565       106.3%

Term Life from Private Label Sales (2)                  6,715           2,289       193.4%

Variable universal life (3)                               807           4,648       (82.6%)
                                                  -----------     -----------       -----

  TOTAL REPETITIVE PREMIUMS                       $   103,600     $    53,502        93.6%
                                                  ===========     ===========       =====




ACCUMULATION DEPOSITS (1):
-------------------------------------------
Annuity Premiums:
    Fixed Annuity:
      Deferred Fixed Annuity                      $   782,248     $   992,024       (21.1%)
      Equity-Indexed Annuity                          487,828         391,894        24.5%
    Variable Annuity                                    6,042          16,625       (63.7%)
Funding Agreements                                    750,000             -             -
                                                  -----------     -----------       -----

  Sub-total                                         2,026,118       1,400,543        44.7%

Joint Venture Premium (3):
  Fixed                                                17,670          13,410        31.8%
  Variable                                             31,372          45,491       (31.0%)
                                                  -----------     -----------       -----
                                                       49,042          58,901       (16.7%)

TOTAL ACCUMULATION DEPOSITS                       $ 2,075,160     $ 1,459,444        42.2%
                                                  ===========     ===========       =====


--------------------------------------------------------------------------------
(1) Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.
(2)  Represents the Company's share of private label sales.
(3)  Represents production at AMAL Corp. from AmerUs distribution sources.

                                AMERUS GROUP CO.

                              Sources of Business

                                ($ in thousands)

                    For the Nine Months Ended September 30,

PROTECTION PRODUCTS REPETITIVE PREMIUMS (1):                   2002                  2001                 % CHANGE
--------------------------------------------               -------------         -------------          -------------
Preferred Producer (Career)                                    $ 17,808              $ 15,667                  13.7%

Personal producing general agent (PPGA)                          46,657                18,033                 158.7%

Bank Distribution                                                   465                   119                 290.8%

Independent Agent Force (2)                                      31,148                12,746                 144.4%
                                                           -------------         -------------          -------------

Total Repetitive Premium (excluding AMAL J.V.)                   96,078                46,565                 106.3%

Private Label Distribution (3)                                    6,715                 2,289                 193.4%

AMAL Joint Venture (4)                                              807                 4,648                 (82.6%)
                                                           -------------         -------------          -------------

TOTAL REPETITIVE PREMIUMS                                     $ 103,600              $ 53,502                  93.6%
                                                           =============         =============          =============



ACCUMULATION DEPOSITS (1):
--------------------------------------------
Preferred Producer (Career)                                    $ 92,873              $ 86,234                   7.7%

Personal Producing General Agent (PPGA)                          20,668               110,179                 (81.2%)

Bank Distribution                                                50,700               130,125                 (61.0%)

Independent Agent Force (2)                                   1,111,877             1,074,005                   3.5%

Funding Agreements                                              750,000                     -                      -
                                                           -------------         -------------          -------------

Total Accumulation Deposits (excluding AMAL J.V.)             2,026,118             1,400,543                  44.7%

AMAL Joint Venture (4)                                           49,042                58,901                 (16.7%)
                                                           -------------         -------------          -------------

TOTAL ACCUMULATION DEPOSITS                                 $ 2,075,160           $ 1,459,444                  42.2%
                                                           =============         =============          =============

--------------------------------------------------------------------------------
(1) Sales numbers include Indianapolis Life Insurance Company from the acquisition date (May 18, 2001) forward.
(2) Independent agent premiums through brokerages are included with all other independent agent premiums.
(3) Represents the Company's share of private label sales.
(4) AMAL Joint Venture premiums include production from AmerUs distribution channels.

                                AMERUS GROUP CO.

                     Policyowner Liability Characteristics

                                ($ in thousands)

                               September 30, 2002


                                                                                      FIXED              EQUITY-INDEXED
                                                                                    ANNUITIES               ANNUITIES
                                                                                  ACCOUNT VALUE           ACCOUNT VALUE
                                                                                  -------------          --------------
FIXED DEFERRED ANNUITY SURRENDER CHARGE PERCENTAGES:
----------------------------------------------------
Accrual Adjustment                                                                 $         -             $   205,390
Market Value Adjustment                                                                353,810                       -
No surrender charge                                                                  1,098,877                  33,273
1 percent                                                                               99,366                   2,451
2 percent                                                                              205,812                     547
3 percent                                                                              166,272                   6,009
4 percent                                                                              260,986                  13,530
5 percent                                                                              265,524                 117,269
6 percent                                                                              606,426                 526,503
7 percent                                                                              961,678                 724,126
8 percent                                                                              522,646                 354,454
9 percent                                                                              576,685                 290,173
10 percent or greater                                                                1,707,513               1,159,213
                                                                                   -----------             -----------
Total                                                                              $ 6,825,595             $ 3,432,938
                                                                                   ===========             ===========

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
----------------------------------------
Monthly guarantee                                                                  $   178,730             $         -
Quarterly                                                                                    -                       -
1 Year                                                                               5,164,155                       -
Multi-year                                                                           1,409,460                       -
Bailout                                                                                 73,250                       -
Cumulative floor (1)                                                                         -               3,432,938
                                                                                   -----------             -----------
                                                                                   $ 6,825,595             $ 3,432,938
                                                                                   ===========             ===========
FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
----------------------------------------------
3 percent                                                                          $ 3,020,212             $         -
3.25 percent                                                                           599,394                       -
3.50 percent                                                                           766,040                       -
4 percent                                                                            2,361,012                       -
4.5 percent                                                                             49,890                       -
5 percent                                                                               29,047                       -
Greater than 5 percent                                                                       -                       -
Cumulative floor (1)                                                                         -               3,432,938
                                                                                   -----------             -----------
Total                                                                              $ 6,825,595             $ 3,432,938
                                                                                   ===========             ===========

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2):
-----------------------------------------------------------
No Differential                                                                    $   851,598             $         -
0.0% - 0.5%                                                                            900,370                       -
0.5% - 1.0%                                                                            964,774                       -
1.0% - 1.5%                                                                          1,168,512                       -
1.5% - 2.0%                                                                            786,601                       -
2.0% - 2.5%                                                                            413,882                       -
2.5% - 3.0%                                                                            219,712                       -
Greater Than 3.0%                                                                    1,520,146                       -
Cumulative floor (1)                                                                         -               3,432,938
                                                                                   -----------             -----------
Total                                                                              $ 6,825,595             $ 3,432,938
                                                                                   ===========             ===========

--------------------------------------------------------------------------------

(1) Equity-indexed products provide guarantees based on a cumulative floor over the term of the product.
(2) Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

                                AMERUS GROUP CO.

                  AMAL Corp. - Variable Products Joint Venture

                                ($ in thousands)

                     FOR THE NINE MONTHS ENDED SEPTEMBER 30,


FINANCIAL DATA:                              2002              2001
-------------------------------------     -----------       -----------
Assets                                    $ 2,025,226       $ 2,199,563

Shareholders' equity                          121,548           106,780

Net income                                     (4,553)               79


SALES DATA:
-------------------------------------
Repetitive Life Premium                   $     8,063       $    10,034

Excess / Single Life Premium                   11,299            26,817

Fixed Annuity Premium                          17,780            13,921

Variable Annuity Premium                      112,979           145,145
                                          -----------       -----------

Total Premium                             $   150,121       $   195,917
                                          ===========       ===========


RECONCILIATION OF NET INCOME TO
EQUITY IN EARNINGS OF AMAL CORP. (1):
-------------------------------------

Net Income (Loss)                         $    (2,471)      $        79

AmerUs' Minority Ownership (2)                  33.59%            39.00%
                                          -----------       -----------

AmerUs Percentage of Net Income                  (830)               31

AmerUs' Minority Ownership change (2)           1,314                39

Amortization of Goodwill                          -                 (92)
                                          -----------       -----------

Equity in Earnings of AMAL Corp. (3)      $       484       $       (22)
                                          ===========       ===========



--------------------------------------------------------------------------------
(1) Due to the timing of the availability of financial information for AMAL Corp., the recording of the Equity in Earnings was switched from a current basis to one quarter in arrears in the third quarter of 2002.
(2) AmerUs' ownership of AMAL Corp. decreased on April 1, 2002 and had increased on March 28, 2001.
(3) Equity in Earnings of AMAL Corp. included in Net Investment Income on the Consolidated Income Statement.

                                AMERUS GROUP CO.

                               Investment Summary

                            (Including Closed Block)

                                ($ in thousands)





                                             SEPTEMBER 30, 2002                     SEPTEMBER 30, 2001
PORTFOLIO COMPOSITION:                 Amortized Cost    Market Value         Amortized Cost   Market Value
----------------------                 --------------    ------------         --------------   ------------
  Cash and cash equivalents            $    98,771        $    98,771           $   175,020    $   175,020
  Securities available-for-sale:
    Investment grade bonds              11,224,846         11,812,369             9,929,645     10,296,441
    Non-investment grade bonds           1,150,722            996,959               735,003        662,284
    Equity securities                       60,207             61,052                28,108         28,388
    Short-term investments                  23,642             23,714                10,285         10,285
  Securities held for trading:
    Investment grade bonds               1,757,514          1,757,514             2,000,949      2,000,949
    Non-investment grade bonds              99,810             99,810               173,366        173,366
    Equity securities                         --                 --                   3,340          3,340
    Short-term investments                   8,139              8,139                  --             --
  Loans                                    920,035            920,035               931,028        931,028
  Real estate                                1,257              1,257                 1,779          1,779
  Policy loans                             496,614            496,614               511,116        511,116
  Other invested assets                    245,099            246,095               294,885        294,954
                                       -----------        -----------           -----------    -----------
      TOTAL                            $16,086,656        $16,522,329           $14,794,524    $15,088,950
                                       ===========        ===========           ===========    ===========



INVESTMENT PORTFOLIO DATA (1):                      SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
------------------------------                      ------------------     ------------------
  Average NAIC Rating                                       1.50               1.48
  Average Maturity                                          6.89               7.04
  Effective Duration                                        4.55               4.76
  GAAP Effective Book Yield - Fixed Income                  6.35               6.60



MORTGAGE LOANS:                                     SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
---------------                                     ------------------     ------------------
  Carrying Value                                         920,035              931,028
  Percent of Total Invested Assets (Market)                 5.57%                6.17%

  Problem Loans                                            5,233                    -
  Percent of Mortgage Loans (Market)                        0.57%                0.00%

  Restructured Loans                                       3,530                3,632
  Percentage of Mortgage Loans (Market)                     0.38%                0.39%


                                                      SEPTEMBER 30, 2002                         SEPTEMBER 30, 2001
                                           ----------------------------------------   ----------------------------------------
HIGH YIELD SECURITIES (AT MARKET VALUE):   % of Asset Class    % of Rated Portfolio   % of Asset Class    % of Rated Portfolio
---------------------------------------    ----------------------------------------   ----------------------------------------
  NAIC 3                                          61.81%              4.62%                72.47%               4.61%
  NAIC 4                                          31.57%              2.36%                23.85%               1.52%
  NAIC 5                                           5.35%              0.40%                 3.45%               0.22%
  NAIC 6                                           1.27%              0.09%                 0.23%               0.01%
                                                 ------               ----                ------                ----
    TOTAL                                        100.00%              7.47%               100.00%               6.36%
                                                 ======               ====                ======                ====

--------------------------------------------------------------------------------

(1) Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

                                AMERUS GROUP CO.

                               Investment Summary

                            (Including Closed Block)

                                ($ in thousands)


                                                           SEPTEMBER 30, 2002                   SEPTEMBER 30, 2001
FIXED MATURITY SECURITIES BY CATEGORY:               Market Value        % of Total       Market Value        % of Total
---------------------------------------------        ------------       ------------      ------------       ------------
Government                                            $ 1,389,973                9.5%      $   933,956                7.1%
Corporate                                               9,500,489               64.8%        9,338,260               71.1%
Mortgage-Backed (MBS)                                   2,192,586               14.9%        1,597,914               12.2%
Commercial Mortgage-Backed (CMBS)                         629,809                4.3%          373,847                2.8%
Asset-Backed (ABS)                                        818,596                5.6%          719,501                5.5%
Redeemable Preferred Stock                                135,199                0.9%          169,562                1.3%
                                                      -----------       ------------       -----------       ------------
                                                      $14,666,652              100.0%      $13,133,040              100.0%
                                                      ===========       ============       ===========       ============

Private Placements (included above)                     1,584,521               10.8%        1,483,947               11.3%


                                                           SEPTEMBER 30, 2002                   SEPTEMBER 30, 2001
FIXED MATURITY SECURITIES BY QUALITY:                Market Value        % of Rated       Market Value        % of Rated
---------------------------------------------        ------------       ------------      ------------       ------------
AAA                                                     5,096,907               34.8%        3,728,542               28.4%
AA                                                      1,048,775                7.1%          980,251                7.5%
A                                                       3,442,705               23.5%        3,423,178               26.1%
BBB                                                     3,464,534               23.6%        3,541,798               27.0%
BB                                                        594,138                4.0%          528,906                4.0%
B and below                                               320,039                2.2%          183,609                1.4%
                                                      -----------       ------------       -----------       ------------
  Sub-total                                            13,967,098               95.2%       12,386,284               94.4%
Not Rated by S&P (average "A" by others)                  699,554                4.8%          746,756                5.6%
                                                      -----------       ------------       -----------       ------------

  TOTAL                                               $14,666,652              100.0%      $13,133,040              100.0%
                                                      ===========       ============       ===========       ============


                                                           SEPTEMBER 30, 2002                   SEPTEMBER 30, 2001
FIXED MATURITY SECURITIES BY INDUSTRY SECTOR:        Market Value        % of Total       Market Value        % of Total
---------------------------------------------        ------------       ------------      ------------       ------------
Basic Industry                                            496,737                3.4%          383,254                2.9%
Capital Goods                                             633,446                4.3%          490,191                3.7%
Communications                                            860,399                5.9%        1,189,931                9.1%
Consumer Cyclical                                         853,511                5.8%          748,375                5.7%
Consumer Non Cyclical                                   1,338,459                9.1%          958,445                7.3%
Energy                                                    903,857                6.2%          761,336                5.8%
Technology                                                210,805                1.5%          392,240                3.0%
Transportation                                            459,648                3.1%          418,831                3.2%
Industrial Other                                          101,668                0.7%          165,022                1.3%
Utilities                                               1,263,197                8.6%        1,432,746               10.9%
Financial Institutions                                  1,922,579               13.1%        2,041,383               15.5%
                                                      -----------       ------------       -----------       ------------
    SUB-TOTAL                                           9,044,306               61.7%        8,981,754               68.4%

Other (1)                                               5,622,346               38.3%        4,151,286               31.6%
                                                      -----------       ------------       -----------       ------------

    TOTAL                                             $14,666,652              100.0%      $13,133,040              100.0%
                                                      ===========       ============       ===========       ============

(1) Includes government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities


                                                           SEPTEMBER 30, 2002                   SEPTEMBER 30, 2001
MORTGAGE BACKED SECURITIES:                         Amortized Cost      Market Value     Amortized Cost      Market Value
---------------------------------------------       --------------      ------------     --------------      ------------
Planned Amortization Class (PACs)                         565,105            588,836           438,443            451,179
Targeted Amortization Class (TACs)                          1,684              1,712             3,150              3,228
Sequential Pay                                            218,790            226,137           105,515            109,670
Subordinated                                               19,245             19,886            25,341             26,593
Adjustable Rate Mortgages (ARMs)                           14,283             14,245            17,940             18,033
Pass-thru                                               1,279,770          1,322,364           950,723            982,405
Z bonds                                                    19,402             19,406             6,756              6,806
                                                      -----------       ------------       -----------       ------------
  TOTAL                                               $ 2,118,279       $  2,192,586       $ 1,547,868       $  1,597,914
                                                      ===========       ============       ===========       ============

                                AMERUS GROUP CO.

                                  Closed Block

                                ($ in thousands)

                                                   SEPTEMBER 30,       DECEMBER 31,
                                                       2002               2001
                                                 ---------------    ---------------
LIABILITIES:
Future life and annuity benefits                    $ 2,827,520        $ 2,835,423
Policyowner funds                                         4,450              4,656
Accrued expenses and other liabilities                   60,378             69,678
Dividends payable to policyowners                       148,516            154,139
Policy and contract claims                               12,017              8,843
Policyowner dividend obligation                         118,167             61,486
                                                 ---------------    ---------------

   TOTAL LIABILITIES                                  3,171,048          3,134,225
                                                 ---------------    ---------------

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities                             1,949,793          1,829,060
Loans                                                    97,935            105,901
Policy loans                                            355,981            363,981
Other investments                                        20,695              4,653
Cash and cash equivalents                                14,699             18,382
Accrued investment income                                31,827             32,396
Premiums, fees and other receivables                     16,223             22,414
Other assets                                             21,060             41,827
                                                 ---------------    ---------------

   TOTAL ASSETS                                       2,508,213          2,418,614
                                                 ---------------    ---------------

Maximum future earnings to be recognized from
    assets and liabilities of the Closed Blocks     $   662,835        $   715,611
                                                 ===============    ===============



                                                    FOR THE THREE MONTHS ENDED             FOR THE NINE MONTHS ENDED
                                                           SEPTEMBER 30,                         SEPTEMBER 30,
                                                 ----------------------------------     ---------------------------------
                                                      2002               2001               2002               2001
                                                 ---------------    ---------------     --------------    ---------------
REVENUES AND EXPENSES:
Insurance premiums                                     $ 61,547           $ 73,634          $ 195,657          $ 178,196
Universal life and annuity product charges                3,500              3,167              6,941              9,496
Net investment income                                    40,315             37,641            117,292             92,450
Realized gains (losses) on investments                   (1,126)             1,889             (1,880)             2,202
Policyowner benefits                                    (70,101)           (84,013)          (214,850)          (194,912)
Underwriting, acquisition and other expenses               (968)            (1,101)            (3,704)            (2,788)
Dividends to policyowners                               (22,132)           (24,338)           (65,437)           (63,161)
                                                 ---------------    ---------------     --------------    ---------------

Contribution from the Closed Block before
      income taxes                                     $ 11,035            $ 6,879           $ 34,019           $ 21,483
                                                 ===============    ===============     ==============    ===============

                                AMERUS GROUP CO.

                             Additional Information

                                ($ in thousands)

                                                                                  SEPTEMBER 30,        DECEMBER 31,
LIFE INSURANCE IN FORCE (FACE AMOUNT):                                                2002               2001
--------------------------------------                                            ------------        ------------
      Traditional Life                                                            $ 55,180,000        $ 48,286,000
      Universal Life                                                                19,265,000          20,161,000
      Equity-Indexed Life                                                            3,860,000           2,028,000
                                                                                  ------------        ------------
      TOTAL LIFE INSURANCE IN FORCE                                               $ 78,305,000        $ 70,475,000
                                                                                  ============        ============



RESERVES (GAAP) (INCLUDING CLOSED BLOCK):
-----------------------------------------
      Traditional Life                                                             $ 3,185,141         $ 3,010,057
      Universal Life                                                                 1,408,047           1,472,260
      Equity-Indexed Life                                                              101,346              51,004
                                                                                  ------------        ------------
      Total Life Insurance Reserves                                                  4,694,534           4,533,321

      Deferred Fixed Annuity                                                         7,421,391           6,909,793
      Equity-Indexed Annuity                                                         3,596,773           3,749,971
                                                                                  ------------        ------------
      Total Annuity Reserves                                                        11,018,164          10,659,764
      TOTAL RESERVES                                                              $ 15,712,698        $ 15,193,085
                                                                                  ============        ============



NUMBER OF PRODUCERS:
--------------------
      Career Agents (including managing general agents)                                  1,229               1,065
      Personal Producing General Agents                                                  4,751               4,959
      Independent Agents                                                                34,525              33,637
      Wholesale Broker / Dealer - AMAL Corp. Joint Venture & IL Annuity                    914                 893
      Registered Representatives - AMAL Corp. Joint Venture & IL Annuity                17,688              16,065
                                                                                  ------------        ------------
      TOTAL PRODUCERS                                                                   59,107              56,619
                                                                                  ============        ============



      LIFE INSURANCE LAPSE RATE - YTD ANNUALIZED                                          7.5%                7.4%


ANNUITY WITHDRAWAL RATES - LTM
------------------------------
      With Internal Replacements                                                         11.6%               14.4%
      Without Internal Replacements                                                      11.1%               12.7%


FIXED ANNUITY SPREADS (GAAP) YTD:
---------------------------------
      Portfolio Rate                                                                     6.71%               7.10%
      Credit Rate                                                                        4.66%               5.07%
                                                                                  ------------        ------------
      Spread                                                                             2.05%               2.03%
                                                                                  ============        ============

                                AMERUS GROUP CO.

                             Additional Information

                                ($ in thousands)




DAC / VOBA ROLLFORWARD:                              DAC            VOBA
-------------------------------------------       ---------      ---------

Beginning Balance - December 31, 2001             $ 642,680      $ 583,829

Capitalization                                      295,370         13,602

Amortization                                        (49,822)       (53,631)

Reclassification of deferred VOBA expenses          (10,582)        10,582

FAS 115 Adjustment                                  (94,242)       (51,145)
                                                  ---------      ---------

Ending Balance - September 30, 2002               $ 783,404      $ 503,237
                                                  =========      =========





CONTRIBUTION FROM THE CLOSED BLOCK                   2002           2003
-------------------------------------------       ---------      ---------

First Quarter                                     $  11,648      $  10,282

Second Quarter                                       11,337         10,003

Third Quarter                                        11,034          9,729

Fourth Quarter                                       10,738          9,462
                                                  ---------      ---------

  Total                                           $  44,757      $  39,476
                                                  =========      =========


NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

                                AMERUS GROUP CO.

                         Income Tax Rate Reconciliation



                                                    FOR THE THREE MONTHS ENDED              FOR THE NINE MONTHS ENDED
                                                           SEPTEMBER 30,                          SEPTEMBER 30,
                                                     2002                 2001               2002               2001
                                               ------------------------------------     ---------------------------------
Corporate federal income tax rate                    35.00%              35.00%             35.00%              35.00%

Goodwill amortization                                     -               2.73%                  -               2.46%

Net benefit of tax credits                           (0.11%)             (2.69%)            (0.17%)             (2.19%)

Demutualization costs                                 0.71%               0.42%              0.60%               0.22%

Dividend received deduction                          (0.30%)             (0.76%)            (0.62%)             (0.85%)

Non-deductible meals, entertainment & dues            0.24%               0.54%              0.50%               0.53%

Tax exempt income                                    (3.20%)             (3.21%)            (4.53%)             (2.63%)

State taxes on non-life operations                    1.98%               0.34%              0.99%               0.16%

Other items, net                                      0.01%              (1.19%)             0.05%              (0.91%)
                                               ------------------------------------     ---------------------------------

Effective tax rate                                   34.33%              31.18%             31.82%              31.79%
                                               ====================================     =================================

                                CORPORATE PROFILE

      AmerUs Group Co. is an Iowa corporation headquartered in Des Moines,
     Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $19.7 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the
    Virgin Islands through its operating subsidiaries: AmerUs Life Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
 Insurance Company; Delta Life and Annuity Company; Indianapolis Life Insurance
     Company; IL Annuity and Insurance Company; Bankers Life Insurance
                  Company of New York; and IL Securities, Inc.

              AmerUs Group's common stock is traded on the New York Stock Exchange (NYSE) under the trading symbol "AMH".


                             CORPORATE HEADQUARTERS


                                AmerUs Group Co.
                         699 Walnut Street - 20th Floor
                              Des Moines, IA 50309
                              Phone: (515) 362-3600
                               Fax: (515) 362-3648


--------------------------------------------------------------------------------

                      COMMON STOCK AND DIVIDEND INFORMATION

                                                                    DIVIDEND
         2002                      HIGH            LOW              DECLARED
                                   ----            ---              --------
           FIRST QUARTER          $ 39.50         $ 34.00           $0.00
           SECOND QUARTER         $ 39.90         $ 34.45           $0.00
           THIRD QUARTER          $ 37.21         $ 28.21           $0.00

         2001
           FIRST QUARTER          $ 32.00         $ 27.00           $0.00
           SECOND QUARTER         $ 36.50         $ 28.56           $0.00
           THIRD QUARTER          $ 35.20         $ 30.90           $0.00
           FOURTH QUARTER         $ 36.43         $ 30.27           $0.40

--------------------------------------------------------------------------------





               INVESTOR RELATIONS                 TRANSFER AGENT AND REGISTRAR

                 Marty Ketelaar                   Mellon Investor Service, LLC
          Director - Investor Relations                   P.O. Box 3315
             Phone - (515) 362-3693              South Hackensack, NJ 07606-1915
              Fax - (515) 362-3648                       (800) 304-9709
         e-mail: marty.ketelaar@amerus.com            www.melloninvestor.com

--------------------------------------------------------------------------------


                       ANNUAL REPORT AND OTHER INFORMATION

Shareholders may receive, without charge, a copy of AmerUs Group Co.'s Annual Report for the year ended December 31, 2001 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.'s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2001, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company's web site at www.amerus.com.